Profit appropriation and restricted net assets	12 Months Ended
Dec. 31, 2016
Profit appropriation and restricted net assets
Profit appropriation and restricted net assets

19    Profit appropriation and restricted net assets

PRC laws and regulations permit payments of dividends by the subsidiaries and the VIEs incorporated in the PRC only out of their retained earnings, if any, as determined in accordance with PRC accounting standards and regulations. In addition, each of the Company’s subsidiary, VIE and VIE’s subsidiary is required to annually appropriate 10% of net after-tax income to the statutory general reserve fund (Note 2(v)) prior to payment of any dividends, unless such reserve funds have reached 50% of its respective registered capital.

As a result of these and other restrictions under PRC laws and regulations, the Company’s PRC subsidiary and consolidated VIEs are restricted in their ability to transfer a portion of their net assets to the Company either in the form of dividends, loans or advances of the Group’s total consolidated net assets.

Total registred capital of the Company’s PRC subsidiary and consolidated VIEs as of December 31, 2015 and 2016 were RMB62,360 and RMB127,454, respectively. As all of the Company’s PRC subsidiary and consolidated VIEs are in net liablity, there were no restricted net assets of the Company’s PRC subsidiary and consolidated VIEs as of December 31, 2015 and 2016.

Even though the Company currently does not require any such dividends, loans or advances from subsidiaries and VIEs for working capital and other funding purposes, the Company may in the future require additional cash resources from them due to changes in business conditions, to fund future acquisitions and development or merely to declare and pay dividends or distributions to its shareholders.

Except for the above, there is no other restriction on the use of proceeds generated by the Company’s subsidiaries and VIEs to satisfy any obligations of the Company.